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                            AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT


                                 by and between


                          MIDCOM COMMUNICATIONS INC.,
                                  ADVAL, INC.,
                            ADVAL DATA CORPORATION,
                            ADVANCED NETWORK DESIGN,
                         CEL-TECH INTERNATIONAL CORP.,
                                      and
                                  PACNET INC.

                                      and

                          FOOTHILL CAPITAL CORPORATION


                           Dated as of April 1, 1997





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                            AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (THIS "AMENDMENT"), is entered into as of April 1, 1997, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MIDCOM COMMUNICATIONS INC., a Washington corporation ("Midcom"), with its chief executive office located at 1111 Third Avenue, Suite 1600, Seattle, Washington 98101, ADVAL, INC., an Oregon corporation ("AdVal"), with its chief executive office located at 200 Galeria Office Center, Southfield, Michigan 48034, ADVAL DATA CORPORATION, an Oregon corporation ("AdVal Data"), with its chief executive office located at 200 Galeria Office Center, Southfield, Michigan 48034, ADVANCED NETWORK DESIGN, a California corporation ("A.N.D."), with its chief executive office located at 14849 Firestone Boulevard, La Mirada, California 90638, CEL-TECH INTERNATIONAL CORP., a Washington corporation ("Cel-Tech"), with its chief executive office located at 12826 SE 40th Lane, Factoria, Washington 98004, and PACNET INC., a Washington corporation ("PacNet"), with its chief executive office located at 1111 Third Avenue, Suite 1600, Seattle, Washington 98101 (collectively, and jointly and severally, the "Borrowers").

This Amendment is entered into with reference to the following facts:

         A. Foothill, as lender, Midcom, AdVal, AdVal Data, A.N.D., Cel-Tech, and PacNet, collectively, and jointly and severally as borrowers, heretofore entered into that certain Loan and Security Agreement, dated as of February 27, 1997 (herein the "Agreement");

         B. The Borrowers have requested Foothill to amend the Agreement as set forth in this Amendment, (i) to extend the date on which the Closing Date shall have occurred under Section 3.1(d), (ii) to modify the terms of the Amended Net Worth covenant contained in Section 7.22, and (iii) to amend Schedule 3.1(u) to the Agreement to eliminate any reference to the Borrowers' La Mirada location.

         C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

        NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and the Borrowers hereby agree as follows:

        1.      Amendments to the Agreement.

                a. The following specified provisions of the Agreement hereby are amended and restated in their entirety as follows:

                        (1)     Section 3.1(d) of the Agreement:

     the Closing Date shall occur on or before May 15, 1997;

                        (2)     Section 7.22 of the Agreement:

                7.22 FINANCIAL COVENANT. Maintain a consolidated Adjusted Net Worth determined in accordance with GAAP of Midcom and its Subsidiaries of less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

---------------------------------------------------------------
Period Ending           Minimum Consolidated Adjusted Net Worth
---------------------------------------------------------------
6/30/97                 <$19,730,000>
9/30/97                 <$37,621,000>
12/31/97                <$48,710,000>
03/31/98                <$52,023,000>
6/30/98                 <$55,557,000>
9/30/98                 <$56,111,000>
12/31/98                <$54,396,000>
03/31/99                <$50,370,000>
06/30/99                <$44,208,000>
09/30/99                <$36,051,000>
12/31/99                <$26,096,000>
---------------------------------------------------------------







                                                                -2-
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                b.      Schedule 3.1(u) (Collateral Access Agreements) is
hereby amended and replaced in its entirety with the attached revised Schedule 3.1(u), attached hereto as Exhibit 1 to this Amendment, that eliminates any reference to the location at 14849 Firestone Boulevard, La Mirada, California, 90638.

        2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

        3. Conditions Precedent to Amendment. The satisfaction of each of the following, on or before the First Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

                a. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respect on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                b. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

                d. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.


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        4.      Further Assurances.  Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

        5.      Miscellaneous.

                a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                c. As used in this Amendment, "First Amendment Closing Deadline" means April 25, 1997.

                d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  [Remainder of page intentionally left blank]


                                      -4-
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                        MIDCOM COMMUNICATIONS INC.,
                                        a Washington corporation


                                        By /s/ ROBERT J. CHAMBERLAIN
                                          ---------------------------------
                                        Title: Executive Vice President-CFO
                                              -----------------------------


                                        ADVAL, INC.,
                                        an Oregon corporation


                                        By /s/ ROBERT J. CHAMBERLAIN
                                          ---------------------------------
                                        Title: Treasurer
                                              -----------------------------


                                        ADVAL DATA CORPORATION,
                                        an Oregon corporation


                                        By /s/ ROBERT J. CHAMBERLAIN
                                          ---------------------------------
                                        Title: Treasurer
                                              -----------------------------


                                        ADVANCED NETWORK DESIGN,
                                        a California corporation


                                        By /s/ ROBERT J. CHAMBERLAIN
                                          ---------------------------------
                                        Title: Treasurer
                                              -----------------------------




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                                        CEL-TECH INTERNATIONAL CORP.,
                                        a Washington corporation


                                        By /s/ ROBERT J. CHAMBERLAIN
                                          -----------------------------
                                        Title: Treasurer
                                              -------------------------

                                        PACNET INC.,
                                        a Washington corporation


                                        By /s/ ROBERT J. CHAMBERLAIN
                                          -----------------------------
                                        Title: Treasurer
                                              -------------------------

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By /s/ BEN SILVER
                                          -----------------------------
                                        Title:
                                              -------------------------



                                      -6-
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                            REVISED SCHEDULE 3.1(u)
                                     TO THE
                      FOOTHILL LOAN AND SECURITY AGREEMENT


                          COLLATERAL ACCESS AGREEMENTS


1.      1111 Third Avenue, Suite 1600, Seattle, WA 98101

2.      200 Galeria Officentre, Southfield, MI 48034

3.      12826 SE 40th Lane, Factoria, WA 98004

4.      The Westing Building, 2001 Sixth Avenue, Suite 2800, Seattle, WA

5.      624 S. Grand Avenue, Suite 2800, Los Angeles, CA

6.      Printers' Square, 600 S. Federal Street, 7th Floor, New York, NY

7.      Financial Square, 32 Old Slip, 4th Floor, New York, NY

8.      Allianz Financial Center, 2323 Bryan Street, 6th Floor, Dallas, TX

9.      55 Marietta Street, 16th Floor, Atlanta, GA